UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23340

Name of Fund: Managed Account Series II

BlackRock U.S. Mortgage Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2019

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

Managed Account Series II

➢	BlackRock U.S. Mortgage Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2018	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2018, the Fund’s Institutional Shares performed in line with the benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, while the Fund’s Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

Positive contributions to the Fund’s performance relative to the benchmark during the six-month period were led by active trades within the agency mortgage-backed securities (“MBS”) market. Out-of-benchmark allocations to securitized assets such as commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and non-agency MBS also helped relative return. In addition, the Fund’s stance with respect to overall portfolio duration (and corresponding interest rate sensitivity) and positioning along the yield curve added to performance. Finally, strategies that seek to optimize the blend of to-be-announced (“TBA”) securities and mortgage pools to replicate the benchmark helped performance.

An allocation to interest-only (“IO”) agency mortgage securities had a modest negative impact on the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund added to its agency MBS exposure, primarily in pass-through form. Allocations to securitized assets such as CMBS and CLOs were reduced during the period, while the Fund added a small allocation to IO and inverse IO agency mortgage securities. Within the CMBS allocation, the Fund reduced its exposure to subordinate tranches while adding agency IOs. Additionally, the Fund added a small allocation to five-year Treasury inflation-protected securities. Finally, the Fund’s duration positioning was moved from neutral to overweight relative to the benchmark.

During the period, the Fund held a small percentage of assets in derivatives as a means to manage risk against allocations in MBS and securitized assets, including options, futures contracts and swaps. The use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with an overweight position to agency MBS, on the view that valuations were compelling versus both historical averages and comparable asset classes after the notable drawdown experienced during October 2018. The overweight was concentrated in the 15-year segment where both fundamentals and negative net supply were supportive. The Fund’s relative value positioning remained focused on higher coupons across both conventional MBS and GNMA securities, supported by both attractive valuations and an expectation that prepayments are poised to slow. The Fund maintained a core allocation to CMBS and agency collateralized mortgage obligations in order to benefit from the incremental income they provide. Finally, the Fund was positioned overweight to duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	92%
Non-Agency Mortgage-Backed Securities	6
Asset-Backed Securities	2
U.S. Treasury Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATIONS

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa(c)	90%
AA/Aa	8
A	1
BBB/Baa	—	(d)
BB/Ba	—	(d)
D	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Representing less than 0.5% of the Fund’s total investments.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock U.S. Mortgage Portfolio

Performance Summary for the Period Ended October 31, 2018

				Average Annual Total Returns (a),(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.42%	3.27%	0.04%	(1.28)%	N/A	2.38%	N/A	5.54%	N/A
Investor A	3.04	2.82	(0.09)	(1.54)	(5.47)%	2.11	1.28%	5.23	4.80%
Investor C	2.43	2.21	(0.36)	(2.26)	(3.22)	1.37	1.37	4.46	4.46
Bloomberg Barclays U.S. Mortgage-Backed Securities Index(C)	N/A	N/A	(0.01)	(1.52)	N/A	1.75	N/A	3.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests primarily in mortgage-related securities. Under normal circumstances, the Fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States.

(c)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemptions of Fund Shares.

Performance results may include adjustments for financial reporting purpose in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (b)	Ending Account Value (10/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,000.40	$7.01	$2.27	$1,000.00	$1,018.20	$7.07	$1,022.94	$2.29
Investor A	1,000.00	999.10	8.26	3.53	1,000.00	1,016.94	8.34	1,021.68	3.57
Investor C	1,000.00	996.40	12.03	7.30	1,000.00	1,013.16	12.13	1,017.90	7.38

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.39% for Institutional, 1.64% for Investor A and 2.39% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Investor A and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of a corresponding series of Managed Account Series (the “Predecessor Fund”) in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to December 6, 2010, the Fund’s Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to December 6, 2010, the Fund’s Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2018 and held through October 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) October 31, 2018	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 4.0%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.98%, 09/15/26(a)(b)	USD	790	$800,225
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.63%, 06/15/27		484	485,066
Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 3.33%, 03/15/28		1,940	1,941,850
CWABS, Inc. Trust, Series 2004-6, Class 2A4, (LIBOR USD 1 Month + 0.90%), 3.18%, 11/25/34(a)		18	17,688
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.51%, 08/15/30(a)(b)		1,000	1,000,873
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		508	505,884
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.39%, 11/25/36(a)		11	4,681
OCP CLO Ltd., Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.40%), 3.71%, 11/22/25(a)(b)		816	816,879
Progress Residential Trust(b):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		786	773,630
Series 2017-SFR1, Class A, 2.77%, 08/17/34		419	402,915
Scholar Funding Trust, Series 2011-A, Class A, (LIBOR USD 3 Month + 0.90%), 3.41%, 10/28/43(a)(b)		431	431,535
SMB Private Education Loan Trust, Series 2015-C, Class A3, (LIBOR USD 1 Month + 1.95%), 4.23%, 08/16/32(a)(b)		500	519,066
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 04/17/23		700	699,886

Total Asset-Backed Securities — 4.0% (Cost: $8,371,328)			8,400,178

Non-Agency Mortgage-Backed Securities — 12.7%

Collateralized Mortgage Obligations — 0.8%
Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 07/25/19		21	21,020
Banc of America Mortgage Trust, Series 2005-I, Class 2A5, 4.49%, 10/25/35(d)		235	235,405
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A6, 5.50%, 09/25/35		107	106,412
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		18	17,493
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57		510	504,787
Series 2018-3, Class MA, 3.50%, 08/25/57		683	675,865

			1,560,982
Commercial Mortgage-Backed Securities — 10.0%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(b)		370	371,146
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.40%, 09/15/34(b)(d)		210	210,789
AREIT Trust, Series 2018-CRE1, Class A, 3.13%, 02/14/35(b)(c)(d)		504	503,522
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 5.33%, 12/15/36(b)(d)		330	330,417
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 3.71%, 11/15/33(b)(d)		4	4,345
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 3.13%, 01/15/33(b)(d)		220	220,000

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
BSPRT Issuer Ltd., Series 2017-FL2, Class A, 3.10%, 10/15/34(b)(c)(d)	USD	272	$272,601
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.36%, 04/10/29(b)		950	942,694
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,775	2,854,304
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		380	377,506
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/31(b)(d)		400	384,457
CLNS Trust, Series 2017-IKPR, Class E, 5.79%, 06/11/32(b)(d)		385	385,478
Commercial Mortgage Trust:
Series 2013-CR13, Class A4, 4.19%, 11/10/46(d)		780	799,698
Series 2014-CR17, Class A5, 3.98%, 05/10/47		100	101,191
Series 2014-TWC, Class A, 3.13%, 02/13/32(b)(d)		1,145	1,144,639
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		345	348,568
Series 2015-CR23, Class CMB, 3.69%, 05/10/48(b)(d)		800	799,405
Series 2015-CR25, Class C, 4.54%, 08/10/48(d)		50	48,518
Series 2015-CR26, Class ASB, 3.37%, 10/10/48		400	395,863
Series 2017-PANW, Class A, 3.24%, 10/10/29(b)		1,580	1,528,808
CSMC Trust(b):
Series 2016-MFF, Class A, 3.88%, 11/15/33(d)		222	223,042
Series 2017-CALI, Class A, 3.43%, 11/10/32		460	450,698
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34(b)		710	697,735
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(d)		215	209,679
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A, 5.37%, 05/03/32(b)		335	365,123
GS Mortgage Securities Corp. Trust, Series 2018-CHLL, Class D, 3.93%, 02/15/37(b)(d)		100	100,312
GS Mortgage Securities Trust:
Series 2015-GC32, Class A4, 3.76%, 07/10/48		300	298,548
Series 2015-GC32, Class D, 3.35%, 07/10/48		54	46,203
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(b)(d)		1,250	1,212,936
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C20, Class A5, 3.80%, 07/15/47		650	650,638
Series 2016-NINE, Class A, 2.85%, 10/06/38(b)(d)		640	591,435
LMREC, Inc., Series 2016-CRE2, Class A, 3.98%, 11/24/31(b)(d)		330	330,000
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A4, 3.72%, 07/15/50		905	897,932
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		80	64,124
Morgan Stanley Capital I Trust, Series 2014-150E, Class A, 3.91%, 09/09/32(b)		595	593,712
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.23%, 06/15/35(b)(d)		190	190,000
RAIT Trust, Series 2017-FL7, Class A, 3.23%, 06/15/37(b)(d)		425	424,845
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class E, 4.44%, 12/15/36(b)(d)		100	100,495
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A4, 3.41%, 08/15/47		675	665,895
Series 2014-C22, Class C, 3.76%, 09/15/57(d)		63	58,887
Series 2014-LC14, Class A4, 3.77%, 03/15/47		900	901,612

			21,097,800
Interest Only Commercial Mortgage-Backed Securities — 1.9%(d)
BANK, Series 2017-BNK9, Class XA, 0.82%, 11/15/54		4,350	249,535
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.74%, 05/10/58		2,903	277,070

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class XA, 1.38%, 02/10/48	USD	8,465	$555,620
Series 2017-P8, Class XA, 0.93%, 09/15/50		1,085	69,206
Core Industrial Trust(b):
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		9,131	195,890
Series 2015-WEST, Class XA, 0.93%, 02/10/37		4,515	231,343
CSMC OA LLC, Series 2014-USA, Class X1, 0.55%, 09/15/37(b)		10,500	315,403
DBJPM Mortgage Trust, Series 2016-C1, Class XA, 1.49%, 05/10/49		4,427	362,839
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class XA, 1.00%, 12/15/48		2,024	105,099
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class XA, 1.02%, 03/15/50		22,456	1,374,243
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class XA, 1.23%, 11/15/50		3,895	323,646

			4,059,894

Total Non-Agency Mortgage-Backed Securities — 12.7% (Cost: $27,246,129)			26,718,676

U.S. Government Sponsored Agency Securities — 203.5%

Collateralized Mortgage Obligations — 3.1%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4.00%, 09/15/54		293	284,763
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2411, Class FJ, (LIBOR USD 1 Month + 0.35%), 2.63%, 12/15/29(a)		6	5,555
Federal National Mortgage Association:
Series 2017-69, Class HA, 3.00%, 06/25/46		2,401	2,337,699
Series 2017-87, Class UA, 3.50%, 12/25/44		1,140	1,125,306
Series 2011-8, Class ZA, 4.00%, 02/25/41		1,318	1,322,551
Series 2010-134, Class KZ, 4.50%, 12/25/40		461	473,923
Series 2011-131, Class LZ, 4.50%, 12/25/41		231	236,818
Government National Mortgage Association, Series 2009-122, Class PY, 6.00%, 12/20/39		121	129,650
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.81%, 07/20/39(e)		497	543,979

			6,460,244
Interest Only Collateralized Mortgage Obligations — 1.6%
Federal National Mortgage Association:
Series 2013-10, Class PI, 3.00%, 02/25/43		1,330	139,097
Series 2018-63, 3.00%, 09/25/48		2,571	525,671
Federal National Mortgage Association Variable Rate Notes(a):
Series 2017-14, Class DS, (LIBOR USD 1 Month + 6.05%), 3.77%, 03/25/47		2,493	388,848
Series 2016-78, Class CS, (LIBOR USD 1 Month + 6.10%), 3.82%, 05/25/39		3,192	397,239
Series 2016-60, Class SD, (LIBOR USD 1 Month + 6.10%), 3.82%, 09/25/46		2,508	307,677
Series 2016-81, Class CS, (LIBOR USD 1 Month + 6.10%), 3.82%, 11/25/46		1,722	206,849
Series 2017-70, Class SA, (LIBOR USD 1 Month + 6.15%), 3.87%, 09/25/47		1,593	262,185
Government National Mortgage Association:
Series 2017-139, Class IB, 4.50%, 09/20/47		1,812	347,444
Series 2017-144, Class DI, 4.50%, 09/20/47		1,305	248,013
Series 2014-113, Class NI, 5.00%, 07/20/44		751	166,120
Series 2018-89, Class CI, 5.00%, 12/20/47		1,593	357,345

			3,346,488

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 4.4%
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2015-K718, Class X2A, 0.10%, 02/25/48(b)(e)	USD	70,301	$179,148
Series K064, Class X1, 0.61%, 03/25/27(e)		19,128	813,817
Series K722, Class X1, (LIBOR USD 1 Month + 0.00%), 1.31%, 03/25/23(a)		3,941	179,224
Federal National Mortgage Association ACES Variable Rate Notes, Series 2016-M4, Class X2, 2.63%, 01/25/39(e)		1,555	141,793
Government National Mortgage Association Variable Rate Notes(e):
Series 2017-54, 0.65%, 12/16/58		1,433	86,583
Series 2017-53, 0.69%, 11/16/56		8,569	499,469
Series 2017-171, 0.70%, 09/16/59		7,074	453,008
Series 2017-127, 0.72%, 02/16/59		12,682	844,144
Series 2017-64, 0.72%, 11/16/57		12,390	807,986
Series 2013-63, 0.79%, 09/16/51		21,155	1,095,324
Series 2015-171, 0.89%, 11/16/55		12,804	781,378
Series 2016-28, 0.92%, 12/16/57		15,482	1,059,482
Series 2016-175, 0.92%, 09/16/58		7,931	569,642
Series 2016-45, 1.01%, 02/16/58		13,553	1,019,372
Series 2016-67, 1.17%, 07/16/57		8,048	656,299

			9,186,669
Mortgage-Backed Securities — 194.4%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		2,238	2,147,565
2.50%, 11/15/33(f)		1,684	1,610,654
3.00%, 09/01/27 - 12/01/46		6,943	6,657,450
3.00%, 11/15/33 - 11/15/48(f)		10,096	9,631,760
3.50%, 11/15/33 - 11/15/48(f)		1,415	1,413,550
3.50%, 12/01/40 - 01/01/48		11,073	10,862,692
3.50%, 01/01/44 - 08/01/45(g)		12,002	11,786,997
4.00%, 11/15/33 - 11/15/48(f)		6,523	6,532,829
4.00%, 08/01/40 - 07/01/48		2,726	2,744,033
4.00%, 01/01/47 - 06/01/48(g)		3,699	3,725,410
4.50%, 01/01/19 - 09/01/48		4,335	4,480,733
4.50%, 08/01/48(g)		3,674	3,800,900
4.50%, 11/15/48(f)		175	179,204
5.00%, 11/01/24 - 02/01/42		1,853	1,957,414
5.00%, 11/15/48(f)		508	530,317
5.50%, 02/01/35 - 06/01/41		913	979,337
6.00%, 08/01/28 - 11/01/39		30	32,475
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		1,363	1,270,610
2.50%, 04/01/30 - 02/01/33		8,405	8,064,695
2.50%, 11/25/48(f)		1,000	914,141
3.00%, 04/01/28 - 03/01/47		20,237	19,373,745
3.00%, 11/25/33 - 11/25/48(f)		43,719	42,578,129
3.00%, 12/01/42 - 09/01/46(g)		6,994	6,666,839
3.50%, 11/01/27 - 01/01/48		25,221	24,812,644
3.50%, 11/25/33 - 11/25/48(f)		39,051	38,012,981
3.50%, 07/01/43 - 06/01/44(g)		6,303	6,191,181
4.00%, 08/01/31 - 01/01/57		28,780	28,981,701
4.00%, 11/25/33 - 11/25/48(f)		3,701	3,707,158
4.00%, 10/01/40 - 03/01/47(g)		11,088	11,171,700
4.50%, 07/01/24 - 07/01/48		13,770	14,251,746
4.50%, 12/01/34 - 05/01/48(g)		12,314	12,735,304
4.50%, 11/25/48 - 12/25/48(f)		22,809	23,339,255
5.00%, 01/01/23 - 09/01/44		821	860,389
5.00%, 06/01/39(g)		2,263	2,392,761
5.00%, 11/25/48(f)		2,631	2,745,058
5.50%, 06/01/24 - 03/01/40		1,313	1,406,174
6.00%, 12/01/32 - 09/01/40		1,575	1,711,509
6.50%, 09/01/36 - 05/01/40		262	289,616

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association:
3.00%, 02/15/45 - 04/20/47	USD	2,901	$2,782,040
3.00%, 04/20/46 - 08/20/46(g)		12,243	11,732,826
3.00%, 11/15/48(f)		1,862	1,780,210
3.50%, 01/15/42 - 10/20/46		2,354	2,318,185
3.50%, 02/20/44 - 06/20/46(g)		21,058	20,729,979
3.50%, 11/15/48(f)		864	848,236
4.00%, 04/20/39 - 01/15/48		3,444	3,494,884
4.00%, 11/15/48 - 12/15/48(f)		32,535	32,717,805
4.50%, 09/20/39 - 06/20/44		3,011	3,126,565
4.50%, 03/15/40 - 08/20/48(g)		3,072	3,166,987
4.50%, 11/15/48(f)		855	876,971
5.00%, 12/15/34 - 07/20/44		1,389	1,471,658
5.00%, 10/20/39(g)		1,718	1,827,050
5.00%, 11/15/48(f)		313	325,395
5.50%, 07/15/38 - 12/20/41		965	1,028,310
6.50%, 10/15/38 - 02/20/41		369	410,892

			409,188,649

Total U.S. Government Sponsored Agency Securities — 203.5% (Cost: $438,845,767)			428,182,050

U.S. Treasury Obligations — 1.1%
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23		2,300	2,290,269

Total U.S. Treasury Obligations — 1.1% (Cost: $2,305,105)			2,290,269

Total Long-Term Investments — 221.3% (Cost: $476,768,329)			465,591,173

	Shares
Short-Term Securities — 1.5%(h)
Dreyfus Treasury Prime Cash Management Institutional Shares, 2.03%		3,130,568	3,130,568

Total Short-Term Securities — 1.5% (Cost: $3,130,568)			3,130,568

Total Options Purchased — 0.0% (Cost: $15,799)			15,691

Total Investments Before Options Written and TBA Sale Commitments — 222.8% (Cost: $479,914,696)			468,737,432

Total Options Written — (0.0)% (Premium Received — $65,816)			(49,860)

Security	Par (000)		Value

TBA Sale Commitments — (72.9)%(f)

Mortgage-Backed Securities — (72.9)%
Federal Home Loan Mortgage Corp.:
3.00%, 11/15/33 - 11/15/48	USD	406	$(389,410)
3.50%, 11/15/48		9,461	(9,209,068)
4.00%, 11/15/48		442	(442,057)
4.50%, 11/15/48		1,396	(1,429,537)
Federal National Mortgage Association:
2.00%, 11/25/33		569	(530,192)
2.50%, 11/25/33		3,213	(3,075,187)
3.00%, 11/25/48 - 12/25/48		15,293	(14,455,328)
3.50%, 11/25/33 - 12/25/48		81,773	(79,664,048)
4.00%, 11/25/33 - 11/25/48		17,574	(17,587,413)
4.50%, 11/25/48		4,164	(4,263,053)
5.00%, 11/25/48		2,766	(2,885,910)
Government National Mortgage Association:
3.00%, 11/15/48 - 12/15/48		10,268	(9,808,257)
3.50%, 11/15/48		133	(130,626)
4.00%, 11/15/48		9,182	(9,240,821)
4.50%, 11/15/48		195	(200,011)

Total TBA Sale Commitments — (72.9)% (Proceeds: $154,070,023)			(153,310,918)

Total Investments Net of Options Written and TBA Sale Commitments — 149.9% (Cost: $325,778,857)			315,376,654
Liabilities in Excess of Other Assets — (49.9)%			(104,956,908)

Net Assets — 100.0%			$210,419,746

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Annualized 7-day yield as of period end.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	2.35%	10/10/18	11/13/18	$1,116,000	$1,117,530	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,571,000	1,573,154	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,271,000	2,274,113	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,505,000	1,507,063	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,488,000	1,490,040	U.S. Government Sponsored Agency Securities	Up to 30 days

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	2.35%	10/10/18	11/13/18	$4,075,000	$4,080,586	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,187,000	1,188,627	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,329,000	2,332,193	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,283,000	1,284,759	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,321,000	2,324,182	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,177,000	1,178,614	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	3,695,000	3,700,065	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	6,130,000	6,138,403	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,802,000	1,804,470	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	3,045,000	3,049,174	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,306,000	1,307,790	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,769,000	1,771,425	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,290,000	1,291,768	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	4,051,000	4,056,553	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	5,343,000	5,350,324	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,869,000	2,872,933	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	3,753,000	3,758,145	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	3,374,000	3,378,625	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,873,000	2,876,938	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,419,000	2,422,316	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,320,000	2,323,180	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	3,302,000	3,306,527	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	3,050,000	3,054,181	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,224,000	1,225,678	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	2,967,000	2,971,067	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,568,000	1,570,150	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	1,186,000	1,187,626	U.S. Government Sponsored Agency Securities	Up to 30 days
BNP Paribas SA	2.35	10/10/18	11/13/18	6,510,000	6,518,924	U.S. Government Sponsored Agency Securities	Up to 30 days
Credit Suisse AG NY Branch	2.29	10/10/18	11/13/18	6,812,000	6,821,100	U.S. Government Sponsored Agency Securities	Up to 30 days

				$92,981,000	$93,108,223

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Ultra Bond	7	12/19/18	$1,045	$(76,371)
U.S. Treasury 2 Year Note	116	12/31/18	24,436	11,595

				(64,776)

Short Contracts
90-Day Eurodollar	4	12/17/18	973	970
U.S. Treasury 10 Year Note	170	12/19/18	20,134	29,163
U.S. Treasury 10 Year Ultra Note	9	12/19/18	1,126	26,449
U.S. Treasury Long Bond	12	12/19/18	1,658	6,319
U.S. Treasury 5 Year Note	50	12/31/18	5,619	(1,598)
90-Day Eurodollar	4	03/18/19	971	1,032
90-Day Eurodollar	4	06/17/19	970	1,470
90-Day Eurodollar	4	09/16/19	969	545
90-Day Eurodollar	4	12/16/19	968	2,030
90-Day Eurodollar	4	03/16/20	968	2,070
90-Day Eurodollar	4	06/15/20	968	2,082
90-Day Eurodollar	4	09/14/20	968	595

				71,127

				$6,351

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD 1,010	$3,036
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD 4,210	12,655

									$15,691

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Citibank NA	03/05/19	2.70%	USD 12,000	$(4,019)

Put
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/04/19	3.20%	USD 5,600	(9,006)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/04/19	3.20%	USD 5,600	(9,007)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/21/19	3.20%	USD 12,100	(27,828)

									(45,841)

									$(49,860)

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/11/20	USD	8,150	$(4,111)	$—	$(4,111)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/15/20	USD	8,150	(458)	122	(580)
3.11%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/23/20	USD	8,150	(8,159)	—	(8,159)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/25/20	USD	8,150	887	—	887
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	14,285	266,469	—	266,469
2.71%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/06/23	USD	14,245	227,456	—	227,456
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	600	(296)	—	(296)
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	144	323	—	323

									$482,111	$122	$481,989

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	JP Morgan Securities LLC	09/17/58	USD	3,100	$238,192	$330,770	$(92,578)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	1,122	76,174	54,693	21,481
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,178	215,771	162,643	53,128

							$530,137	$548,106	$(17,969)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD 3,100	$(238,192)	$(362,026)	$123,834

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.56%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$122	$—	$495,135	$(13,146)	$—
OTC Swaps	548,106	(362,026)	198,443	(92,578)	—
OTC Options Written	N/A	N/A	17,393	(1,437)	(49,860)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$84,320	$—	$84,320
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	15,691	—	15,691
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	495,135	—	495,135
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	746,549	—	—	—	—	746,549

	$—	$746,549	$—	$—	$595,146	$—	$1,341,695

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$77,969	$—	$77,969
Options written
Options written, at value	—	—	—	—	49,860	—	49,860
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	13,146	—	13,146
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	454,604	—	—	—	—	454,604

	$—	$454,604	$—	$—	$140,975	$—	$595,579

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended October 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$472,308	$—	$472,308
Options purchased(a)	—	—	—	—	(89,552)	—	(89,552)
Options written	—	—	—	—	131,423	—	131,423
Swaps	—	(72,995)	—	—	(164,652)	—	(237,647)

	$—	$(72,995)	$—	$—	$349,527	$—	$276,532

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(280,498)	$—	$(280,498)
Options purchased(b)	—	—	—	—	51,459	—	51,459
Options written	—	—	—	—	(27,485)	—	(27,485)
Swaps	—	92,827	—	—	426,417	—	519,244

	$—	$92,827	$—	$—	$169,893	$—	$262,720

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,170,163
Average notional value of contracts — short	46,820,572
Options:
Average notional value of swaption contracts purchased	5,010,000
Average notional value of swaption contracts written	57,230,000
Credit default swaps:
Average notional value — buy protection	5,250,000
Average notional value — sell protection	3,100,000
Interest rate swaps:
Average notional value — pays fixed rate	56,752,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$94,237	$22,807
Options(a)	15,691	49,860
Swaps — Centrally cleared	57,432	—
Swaps — OTC(b)	746,549	454,604

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$913,909	$527,271
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(151,669)	(22,807)

Total derivative assets and liabilities subject to an MNA	$762,240	$504,464

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Citibank NA	$15,691	$(15,691)	$—	$—	$—
Deutsche Bank AG	123,834	(123,834)	—	—	—
Goldman Sachs International	291,945	—	—	—	291,945
JP Morgan Securities LLC	330,770	(92,578)	—	(238,192)	—

	$762,240	$(232,103)	$—	$(238,192)	$291,945

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America NA	$27,828	$—	$—	$—	$27,828
Citibank NA	22,032	(15,691)	—	—	6,341
Deutsche Bank AG	362,026	(123,834)	—	(238,192)	—
JP Morgan Securities LLC	92,578	(92,578)	—	—	—

	$504,464	$(232,103)	$—	$(238,192)	$34,169

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock U.S. Mortgage Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$7,894,294	$505,884	$8,400,178
Non-Agency Mortgage-Backed Securities	—	25,942,553	776,123	26,718,676
U.S. Government Sponsored Agency Securities	—	428,182,050	—	428,182,050
U.S. Treasury Obligations	—	2,290,269	—	2,290,269
Short-Term Securities	3,130,568	—	—	3,130,568
Options Purchased:
Interest rate contracts	—	15,691	—	15,691
Liabilities:
TBA Sale Commitments	—	(153,310,918)	—	(153,310,918)

	$3,130,568	$311,013,939	$1,282,007	$315,426,514

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$198,443	$—	$198,443
Interest rate contracts	84,320	495,135	—	579,455
Liabilities:
Credit contracts	—	(92,578)	—	(92,578)
Interest rate contracts	(77,969)	(63,006)	—	(140,975)

	$6,351	$537,994	$—	$544,345

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $93,108,223 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening balance, as of April 30, 2018	$2,516,254	$615,000	$156,035	$3,287,289
Transfers into Level 3	—	439,859	—	439,859
Transfers out of Level 3(a)	(1,941,222)	—	(156,035)	(2,097,257)
Net realized gain (loss)	2,218	—	—	2,218
Net change in unrealized appreciation (depreciation)(b)(c)	(2,189)	250	—	(1,939)
Purchases	—	—	—	—
Sales	(69,177)	(278,986)	—	(348,163)

Closing balance, as of October 31, 2018	$505,884	$776,123	$—	$1,282,007

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018(c)	$(2,189)	$250	$—	$(1,939)

(a)

As of April 30, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of October 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

October 31, 2018

BlackRock U.S. Mortgage Portfolio

ASSETS
Investments at value — unaffiliated (cost — $479,914,696)	$468,737,432
Cash	56,872
Cash pledged:
Collateral — OTC derivatives	420,000
Futures contracts	242,000
Centrally cleared swaps	520,150
Receivables:
Investments sold	74,419,697
TBA sale commitments	154,070,023
Capital shares sold	343,374
Dividends — unaffiliated	5,167
Interest — unaffiliated	1,427,239
From the Manager	72,579
Variation margin on futures contracts	94,237
Variation margin on centrally cleared swaps	57,432
Swap premiums paid	548,106
Unrealized appreciation on:
OTC swaps	198,443
Prepaid expenses	37,990

Total assets	701,250,741

LIABILITIES
Cash received:
Collateral — OTC derivatives	400,000
Collateral — TBA commitments	510,000
Options written at value (premium received $65,816)	49,860
TBA sale commitments at value (proceeds $154,070,023)	153,310,918
Reverse repurchase agreements at value	93,108,223
Payables:
Investments purchased	241,891,368
Board realignment and consolidation	58,719
Capital shares redeemed	591,443
Income dividend distributions	165,347
Investment advisory fees	48,780
Trustees’ and Officer’s fees	2,274
Other affiliates	889
Service and distribution fees	14,608
Variation margin on futures contracts	22,807
Other accrued expenses	201,155
Swap premiums received	362,026
Unrealized depreciation on:
OTC swaps	92,578

Total liabilities	490,830,995

NET ASSETS	$210,419,746

NET ASSETS CONSIST OF
Paid-in capital	$223,909,633
Accumulated loss	(13,489,887)

NET ASSETS	$210,419,746

NET ASSET VALUE
Institutional — Based on net assets of $174,244,077 and 17,816,338 shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	$9 .78

Investor A — Based on net assets of $26,835,092 and 2,748,640 shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	$9 .76

Investor C — Based on net assets of $9,340,577 and 956,498 shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	$9 .77

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Operations  (unaudited)

Six Months Ended October 31, 2018

BlackRock U.S. Mortgage Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$19,769
Interest — unaffiliated	5,280,566

Total investment income	5,300,335

EXPENSES
Investment advisory	469,360
Service and distribution — class specific	106,374
Transfer agent — class specific	89,855
Board realignment and consolidation	58,719
Professional	47,050
Accounting services	32,862
Registration	27,148
Custodian	13,983
Printing	12,143
Trustees and Officer	8,191
Miscellaneous	13,399

Total expenses excluding interest expense	879,084
Interest expense	1,103,766

Total expenses	1,982,850
Less:
Fees waived and/or reimbursed by the Manager	(156,816)
Transfer agent fees waived and /or reimbursed — class specific	(86,792)

Total expenses after fees waived and/or reimbursed	1,739,242

Net investment income	3,561,093

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,530,661)
Futures contracts	472,308
Options written	131,423
Swaps	(237,647)

(1,164,577)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,366,747)
Futures contracts	(280,498)
Options written	(27,485)
Swaps	519,244

(2,155,486)

Net realized and unrealized loss	(3,320,063)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$241,030

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio
	Six Months Ended 10/31/2018 (unaudited)	Year Ended 04/30/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,561,093	$7,300,051
Net realized gain (loss)	(1,164,577)	2,036,278
Net change in unrealized appreciation (depreciation)	(2,155,486)	(9,350,952)

Net increase (decrease) in net assets resulting from operations	241,030	(14,623)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(3,484,734)	(7,045,700)
Investor A	(574,450)	(1,492,059)
Investor C	(175,532)	(426,670)

Decrease in net assets resulting from distributions to shareholders	(4,234,716)	(8,964,429)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(27,579,697)	(44,657,637)

NET ASSETS(b)
Total decrease in net assets	(31,573,383)	(53,636,689)
Beginning of period	241,993,129	295,629,818

End of period	$210,419,746	$241,993,129

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Cash Flows  (unaudited)

Six Months Ended October 31, 2018

BlackRock U.S. Mortgage Portfolio

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$241,030
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Proceeds from sales of long-term investments and principal paydowns	2,635,266,236
Purchases of long term investments	(2,580,238,053)
Net purchases of short-term securities	(2,098,295)
Amortization of premium and accretion of discount on investments	91,991
Premiums received from options written	109,125
Premiums paid on closing options written	(102,317)
Net realized (gain) loss on investments and options written	1,399,238
Net unrealized (appreciation) depreciation on investments, options written and swaps	2,301,405
(Increase) Decrease in Assets:
Receivables:
Dividends — unaffiliated	113
From the Manager	(6,378)
Interest — unaffiliated	260,686
Variation margin on futures contracts	(94,237)
Variation margin on centrally cleared swaps	(57,432)
Swap premiums paid	(213,157)
Prepaid expenses	(16,611)
Other assets	2,087
Increase (Decrease) in Liabilities:
Cash Received:
Collateral — TBA commitments	475,000
Payables:
Investment advisory fees	(11,386)
Service and distribution fees	(5,605)
Trustees’ and Officer’s fees	701
Other accrued expenses	(26,709)
Other affiliates	(829)
Board realignment and consolidation	49,464
Variation margin on futures contracts	(10,387)
Variation margin on centrally cleared swaps	(30,574)
Interest expense and fees	22,170
Swap premiums received	(58,216)

Net cash provided by operating activities	57,249,060

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(1,158,108)
Payments on redemption of capital shares	(64,987,195)
Proceeds from issuance of capital shares	34,055,671
Net borrowing of reverse repurchase agreements	(24,858,000)
Decrease in due to broker	(106,524)

Net cash used for financing activities	(57,054,156)

CASH
Net increase in unrestricted and restricted cash	194,904
Unrestricted and restricted cash at beginning of period	1,044,118

Unrestricted and restricted cash at end of period	$1,239,022

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,081,596

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$3,132,487

	Six Months Ended October 31, 2018	Year Ended April 30, 2018

RECONCILIATION OF UNRESTRICTED AND RESTRICTED CASH TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$56,872	$10,968
Cash Pledged:
Collateral — OTC derivatives	420,000	420,000
Futures contracts	242,000	363,000
Centrally cleared swaps	520,150	250,150

	$1,239,022	$1,044,118

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio
	Institutional
	Six Months Ended 10/31/2018 (unaudited)		Year Ended April 30,
			2018	2017		2016		2015	2014
Net asset value, beginning of period	$9.96		$10.31	$10.44		$10.55		$10.24	$10.37

Net investment income(a)	0.16		0.29	0.21		0.24		0.23	0.24
Net realized and unrealized gain (loss)	(0.16)		(0.29)	(0.02)		(0.00	)(b)	0.33	(0.09)

Net increase from investment operations	0.00		0.00	0.19		0.24		0.56	0.15

Distributions(c)
From net investment income	(0.18)		(0.35)	(0.32)		(0.27)		(0.25)	(0.28)
From net realized gain	—		—	—		(0.08)		—	—
From return of capital	—		—	—		—		—	(0.00	)(b)

Total distributions	(0.18)		(0.35)	(0.32)		(0.35)		(0.25)	(0.28)

Net asset value, end of period	$9.78		$9.96	$10.31		$10.44		$10.55	$10.24

Total Return(d)
Based on net asset value	0.04	%(e)	0.00%	1.80	%(f)	2.27%		5.50%	1.53%

Ratios to Average Net Assets
Total expenses	1.56	%(g)(h)	1.08%	0.59%		0.62%		0.65%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.39	%(h)	0.91%	0.51%		0.55%		0.65%	0.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45	%(h)	0.45%	0.47%		0.51%		0.65%	0.68%

Net investment income	3.12	%(h)	2.82%	2.04%		2.31%		2.18%	2.43%

Supplemental Data
Net assets, end of period (000)	$174,244		$189,916	$222,745		$206,193		$195,169	$136,036

Portfolio turnover rate(i)	749%		1,521%	1,502%		2,669%		1,710%	1,809%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.61%.
(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.58%.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/2018 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	392%	826%	887%	2,104%	1,062%	1,150%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio (continued)
	Investor A
	Six Months Ended 10/31/2018 (unaudited)		Year Ended April 30,
			2018	2017		2016	2015	2014
Net asset value, beginning of period	$9.94		$10.29	$10.43		$10.53	$10.22	$10.35

Net investment income(a)	0.14		0.26	0.18		0.21	0.20	0.22
Net realized and unrealized gain (loss)	(0.15)		(0.28)	(0.03)		0.01	0.33	(0.10)

Net increase (decrease) from investment operations	(0.01)		(0.02)	0.15		0.22	0.53	0.12

Distributions(b)
From net investment income	(0.17)		(0.33)	(0.29)		(0.24)	(0.22)	(0.25)
From net realized gain	—		—	—		(0.08)	—	—
From return of capital	—		—	—		—	—	(0.00	)(c)

Total distributions	(0.17)		(0.33)	(0.29)		(0.32)	(0.22)	(0.25)

Net asset value, end of period	$9.76		$9.94	$10.29		$10.43	$10.53	$10.22

Total Return(d)
Based on net asset value	(0.09	)%(e)	(0.25)%	1.43	%(f)	2.06%	5.22%	1.28%

Ratios to Average Net Assets
Total expenses	1.90	%(g)(h)	1.37%	0.91%		0.94%	0.95%	1.05%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64	%(h)	1.16%	0.79%		0.85%	0.92%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70	%(h)	0.70%	0.75%		0.81%	0.91%	0.93%

Net investment income	2.89	%(h)	2.56%	1.75%		2.04%	1.88%	2.22%

Supplemental Data
Net assets, end of period (000)	$26,835		$37,782	$51,429		$77,652	$62,677	$28,262

Portfolio turnover rate(i)	749%		1,521%	1,502%		2,669%	1,710%	1,809%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.23%.
(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total would have been 1.92%.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/2018 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	392%	826%	887%	2,104%	1,062%	1,150%

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio (continued)
	Investor C
	Six Months Ended 10/31/2018 (unaudited)		Year Ended April 30,
			2018	2017		2016	2015	2014
Net asset value, beginning of period	$9.94		$10.30	$10.43		$10.53	$10.22	$10.35

Net investment income(a)	0.11		0.18	0.10		0.13	0.12	0.15
Net realized and unrealized gain (loss)	(0.15)		(0.29)	(0.02)		0.01	0.33	(0.10)

Net increase (decrease) from investment operations	(0.04)		(0.11)	0.08		0.14	0.45	0.05

Distributions(b)
From net investment income	(0.13)		(0.25)	(0.21)		(0.16)	(0.14)	(0.18)
From net realized gain	—		—	—		(0.08)	—	—
From return of capital	—		—	—		—	—	(0.00	)(c)

Total distributions	(0.13)		(0.25)	(0.21)		(0.24)	(0.14)	(0.18)

Net asset value, end of period	$9.77		$9.94	$10.30		$10.43	$10.53	$10.22

Total Return(d)
Based on net asset value	(0.36	)%(e)	(1.09)%	0.77	%(f)	1.30%	4.44%	0.52%

Ratios to Average Net Assets
Total expenses	2.63	%(g)(h)	2.12%	1.64%		1.66%	1.69%	1.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.39	%(h)	1.91%	1.54%		1.60%	1.66%	1.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45	%(h)	1.45%	1.50%		1.56%	1.65%	1.67%

Net investment income	2.13	%(h)	1.80%	1.00%		1.29%	1.17%	1.46%

Supplemental Data
Net assets, end of period (000)	$9,341		$14,295	$21,455		$21,757	$14,193	$7,196

Portfolio turnover rate(i)	749%		1,521%	1,502%		2,669%	1,710%	1,809%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 0.58%.
(g)	Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.65%.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/2018 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	392%	826%	887%	2,104%	1,062%	1,150%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Managed Account Series II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization with respect to the following Target Fund, pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of Managed Account Series II, a newly organized Delaware statutory trust (the “Reorganization”). The Reorganization closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock U.S. Mortgage Portfolio	Managed Account Series	BlackRock U.S. Mortgage Portfolio	Managed Account Series II

The Reorganization was effected in connection with a proposed reconfiguration of the boards of directors/trustees of certain funds advised by the Manager and its affiliates.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund at the closing of the Reorganization. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock U.S. Mortgage Portfolio	23,674,049	1	23,674,049

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization was as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock U.S. Mortgage Portfolio	$234,449,398	$229,676,535	$236,719,490

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a proposed realignment and consolidation of the boards of directors/trustees of certain funds advised by the Manager and its affiliates. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that [each/the] Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended October 31, 2018, the Fund’s average amount of reverse repurchase agreements and the daily weighted average interest rate was $102,580,730 and 2.12%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged	Net Amount
BNP Paribas SA	$(86,287,123)	$86,287,123	$—	$—
Credit Suisse AG NY Branch	(6,821,100)	6,821,100	—	—

	$(93,108,223)	$93,108,223	$—	$—

(a)

Net collateral with a value of $95,100,939 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees	$41,485	$64,889	$106,374

Transfer Agent: For the six months ended October 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$56,972	$24,543	$8,340	$89,855

Other Fees: For the six months ended October 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $172.

For the six months ended October 31, 2018, affiliates of the Fund received CDSCs as follows:

Investor A	Investor C	Total
$31	$388	$419

Expense Limitations, Waivers, and Reimbursements: The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds (“ETFs”) that have a contractual management fee through August 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2018, there were no fees waived by the Manager pursuant to this agreement.

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended October 31, 2018, the amount reimbursed was $58,719.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
0.45%	0.70%	1.45%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through August 31, 2020, unless approved by the Board, including a majority of Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2018, the Manager waived $98,097 of investment advisory fees pursuant to this agreement, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended October 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Transfer agent fees waived and/or reimbursed	$54,253	$24,322	$8,217	$86,792

For the six months ended October 31, 2018, the Fund reimbursed the Manager $1,308 for certain accounting services, which is included in accounting services in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended October 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2018, purchases and sales of investments including paydowns, mortgage dollar rolls and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S Government Securities	$2,501,910,744	$2,546,800,106
U.S Government Securities	2,303,110	—

For the six months ended October 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$1,193,024,475
Sales	1,193,079,537

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2018, the Fund had a capital loss carryforward of $1,888,401 with no expiration date, available to offset future realized capital gains.

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$479,973,082

Gross unrealized appreciation	1,825,838
Gross unrealized depreciation	(11,692,222)

Net unrealized appreciation (depreciation)	$(9,866,384)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/2018		Year Ended 04/30/2018
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,179,425	$31,477,310	10,002,449	$101,948,116
Shares issued in reinvestment of distributions	247,808	2,457,049	478,222	4,879,817
Shares redeemed	(4,688,186)	(46,360,724)	(13,003,600)	(132,806,871)

Net decrease	(1,260,953)	$(12,426,365)	(2,522,929)	$(25,978,938)

Investor A
Shares sold	230,311	$2,280,060	854,548	$8,739,089
Shares issued in reinvestment of distributions	51,051	505,402	130,418	1,328,437
Shares redeemed	(1,334,573)	(13,195,068)	(2,178,910)	(22,151,905)

Net decrease	(1,053,211)	$(10,409,606)	(1,193,944)	$(12,084,379)

Investor C
Shares sold	42,306	$418,614	149,623	$1,529,074
Shares issued in reinvestment of distributions	17,161	170,036	41,567	423,460
Shares redeemed	(541,143)	(5,332,376)	(836,940)	(8,546,854)

Net decrease	(481,676)	$(4,743,726)	(645,750)	$(6,594,320)

Total Net Decrease	(2,795,840)	$(27,579,697)	(4,362,623)	$(44,657,637)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain	Return of Capital
Institutional	$(7,045,700)	$—	$—
Investor A	(1,492,059)	—	—
Investor C	(426,670)	—	—

For the year ended April 30, 2018, the Fund’s undistributed net investment income was $286,015.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series II (the “Trust”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock U.S. Mortgage Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

On September 17, 2018, the Fund acquired the assets, subject to the liabilities of the BlackRock U.S. Mortgage Portfolio (the “Predecessor Fund”), a series of Managed Account Series (the “Predecessor Trust”), through a reorganization (the “Reorganization”). The Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Predecessor Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Trust, on behalf of the Predecessor Fund, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund (and those provided to the Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s (and the Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to the Predecessor Fund); (b) the investment performance of the Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund and the Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund and the Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund and the fees and expense ratios of the Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund and those provided to the Predecessor Fund and the resulting performance of the Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of the Predecessor Fund. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Predecessor Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	35

Disclosure of Investment Advisory Agreement  (continued)

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Fund (and those provided to the Predecessor Fund). The Board considered that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Predecessor Fund. In connection with its review of the Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of the Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Fund ranked in the second, second, and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that the Fund’s proposed contractual management fee rate was identical to the Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that the Fund’s estimated total net expense ratio was identical to the Predecessor Fund’s total expense ratio. The Board also considered the comparison of the Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Predecessor Fund, which would be the same services to be provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to the Fund based on its review of the estimated cost of the services provided to the Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Fund to the Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement (concluded)

management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund and the Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund (and the Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	37

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees to take office on January 1, 2019. The newly-elected Trustees include three current Trustees and eight individuals who currently serve as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who will serve as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	39

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
CSMC	Credit Suisse Mortgage Capital
LIBOR	London Interbank Offered Rate
OTC	Over-The-Counter
S&P	Standard & Poor’s
TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	41

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MAS-10/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series II

Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series II

Date: January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series II

Date: January 4, 2019

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